Earnings per share	6 Months Ended
Jun. 30, 2023
Earnings Per Share [Abstract]
EARNINGS PER SHARE

8. earnings per share

Basic earnings per share represents the net income attributable to the ordinary shareholders divided by the weighted average number of common shares outstanding during the periods.

Diluted earnings per share represents the net income attributable to the ordinary shareholders divided by the weighted average number of ordinary shares outstanding during the period plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

IGI has 3,012,500 unvested earn-out shares outstanding as at and for the period ended June 30, 2023. These earn-out shares contain a non-forfeitable right to dividends and hence are considered as participating securities. The two-class method was applied to compute basic earnings per share attributable to common shareholders.

Unvested restricted shares awards have been included in the diluted weighted-average common shares outstanding using the treasury stock method.

The outstanding warrants have not been factored in diluted earnings per share computation, as the average market price of ordinary shares at the end of the period does not exceed the exercise price of the warrants.

The following table reflects the income and share data used in the basic and diluted earnings per share calculations:

	For the six months ended June 30,
	2023	2022

Net Income (USD ‘000)	74,363	44,211
Less: net income attributable to the Earnout Shares (USD ‘000)	(4,758)	(2,167)
Less: dividends attributable to the Restricted Shares Awards (USD ‘000)	(15)	(135)
Net income available to common shareholders (USD ‘000)	69,590	41,909
Weighted average number of shares – basic	43,513,654	45,616,180
Restricted shares awards	242,177	47,931
Weighted average number of shares – diluted	43,755,831	45,664,111
Basic earnings per share (USD)	1.60	0.92
Diluted earnings per share (USD)	1.59	0.92